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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2003


                             DELTA AIR LINES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         1-5424                   58-0218548
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


                  P.O. Box 20706, Atlanta, Georgia 30320-6001
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

Exhibit 99.1 Press Release dated April 17, 2003 titled "Delta Air Lines Reports First Quarter 2003 Results"

Exhibit 99.2 Supplemental Data sheet dated April 17, 2003 titled "Supplemental March 2003 Quarter Data"


ITEM 9.  REGULATION FD DISCLOSURE AND
ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


Financial Results for the Quarter Ended March 31, 2003

Delta Air Lines, Inc. (Delta) today issued a press release reporting financial results for the quarter ended March 31, 2003. The press release is attached as
Exhibit 99.1. Delta also will be providing supplemental data for the March 2003 quarter to certain analysts. The supplemental data is attached as Exhibit 99.2.

Pursuant to interim guidance from the Securities and Exchange Commission, this information is also deemed furnished under new Item 12 "Results of Operations and Financial Condition" of Form 8-K.

Forward Looking Statements

Statements in this Form 8-K including exhibits, oral statements made during Delta's webcast conference call on April 17, 2003, and statements otherwise made by Delta or on Delta's behalf which are not historical facts, including statements about Delta's estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or Delta's present expectations. Factors that could cause these differences include, but are not limited to:

         1. the many effects on Delta and the airline industry from the terrorist attacks on the United States on September 11, 2001, including the following:

                  (a) the adverse impact of the terrorist attacks on the demand for air travel;

                  (b) the change in Delta's operations and higher costs resulting from, and customer reaction to, new airline and airport security directives;


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                  (c)      the availability and cost of war and terrorism risk
                           and other insurance for Delta;

                  (d) potential declines in the values of the aircraft in Delta's fleet or facilities and related asset impairment charges;

         2. the availability to Delta of financing on commercially reasonable terms, which may be influenced by, among other things, airline bankruptcies, the creditworthiness of the airline industry in general and Delta in particular and actions by rating agencies;

         3. continued geopolitical uncertainty, including additional terrorist activity and the effects of the war in Iraq;

         4. general economic conditions, both in the United States and in our markets outside the United States;

         5. the willingness of customers to travel generally, and with Delta specifically, which could be affected by factors such as Delta's and the industry's safety record and geopolitical uncertainty;

         6. competitive factors in our industry, such as airline bankruptcies, the airline pricing environment, the growth of low-cost carriers, international alliances, codesharing programs, capacity decisions by competitors and mergers and acquisitions;

         7. outcomes of negotiations on collective bargaining agreements and other labor issues;

         8. changes in the availability or cost of aircraft fuel or fuel hedges;

         9. disruptions to operations due to adverse weather conditions and air traffic control-related constraints;

         10. actions by the United States or foreign governments, including the Federal Aviation Administration and other regulatory agencies; and

         11.      the outcome of Delta's litigation.

Caution should be taken not to place undue reliance on Delta's forward-looking statements, which represent Delta's views only as of April 17, 2003, and which Delta has no current intention to update.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DELTA AIR LINES, INC.


                                    BY: /s/ Edward H. Bastian
                                       ----------------------------------------
                                       Edward H. Bastian
                                       Senior Vice President - Finance and
                                       Controller


Date:    April 17, 2003


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                                 EXHIBIT INDEX


Exhibit Number                              Description

Exhibit 99.1               Press Release dated April 17, 2003 titled
                           "Delta Air Lines Reports First Quarter 2003 Results"

Exhibit 99.2 Supplemental Data sheet dated April 17, 2003 titled "Supplemental March 2003 Quarter Data"